                                                                    EXHIBIT 10.1

                               PURCHASE AGREEMENT

     AGREEMENT dated as of January 19, 2010 by and among Inksure Technologies,
Inc., a Delaware corporation (the "Company"), on the one hand, and Smithfield
Fiduciary LLC ("Smithfield") and the Irrevocable Trust of James E. Lineberger
U/A dated December 17, 1998, Rockmore Investment Master Fund LTD, Iroquois
Master Fund, LTD, and Portside Growth and Opportunity Fund (all such entities being collectively referred to as "Other Holders"; Other Holders and Smithfield being collectively referred to as "Holders"), on the other hand.

                                    WHEREAS:

     A. The Company issued to Holders as of September 30, 2005, Senior
Convertible Promissory Notes totaling $6,000,000 ("Original Notes") issued to each Holder in the principal amounts listed on Schedule A annexed hereto.

     B. As of April 8, 2008, the Original Notes were all converted into Amended and Restated Senior Secured Convertible Notes ("A&R Notes") issued to each of the Holders in the amounts shown on Schedule A annexed hereto and an additional
Senior Secured Convertible Notes in the amount of $3,000,000 ("2008 Note") was issued to Smithfield. The A&R Notes and 2008 Note are herein referred to collectively as "Existing Notes".

     C. The Holders are also the holders of Warrants ("Warrants") to acquire the number of shares of common stock of the Company listed on Schedule A annexed hereto, which are separated into Series A Warrants, Series B-1 Warrants and
Series B-2 Warrants, all as shown on Schedule A.

     D. On April 8, 2008, the Company, its wholly-owned subsidiaries, Inksure
Inc., 1st Operating, Inc. and Inksure R.F., Inc. (collectively, "Subsidiaries";
Subsidiaries, together with the Company being collectively referred to herein as
"Grantors") granted to Smithfield, as collateral agent ("Collateral Agent"), a security interest in assets of Grantors.

     E. The Company and Holders have agreed that the Company shall purchase and/or cause others to purchase the Existing Notes, including all accrued and unpaid interest thereon, for an aggregate purchase price of $3,000,000, with the intention that the Company will retire the balance of the Existing Notes from the proceeds of a currently contemplated private placement of Company common stock.

     NOW, THEREFORE, it is agreed as follows:

     1.   PURCHASE OF NOTES. The Company shall pay and/or cause others to pay to
          Holders collectively the sum of $3,000,000 ("Purchase Price") which will be wire transferred to the account of Smithfield set forth on
          Schedule B hereto. The Holders agree that such payment to Smithfield will be deemed, for all purposes hereunder, to be payment to Holders.

     2.   At Closing hereunder:

          A)   Holders shall perform or cause to be performed the following:

               (i)  Other Holders will execute and deliver to the Company:

                    (a) the originals of their A&R Notes marked "Paid in
               Full";

                    (b) the Termination of Warrants in the form annexed hereto as Exhibit 1 ("Warrant Termination") terminating all Warrants of
               Other Holders with the original Warrant;

                    (c) a general release ("General Release") in favor of the
               Company in the form of Exhibit 2(a) attached hereto; and

                    (d) termination of the rights of Other Holders under the
               guarantee dated April 8, 2009 by Grantors in the form of Exhibit
               3 attached hereto.

               (ii) Smithfield will execute and deliver to the Company:

                    (a) the original of the A&R Note marked "Paid in Full";

                    (b) an Assignment, in the form of Exhibit 4 annexed hereto, of its 2008 Note with the original 2008 Note attached thereto, assigning the 2008 Note to the assignees designated by the
               Company;

                    (c) a Warrant Termination for all its Series B-1 and Series
               B-2 Warrants with the original warrants attached;

                    (d) an Amendment to Series A Warrant ("Warrant Amendment")
               in the form annexed hereto as Exhibit 5, with the Series A
               Warrant affixed thereto, reducing the maximum number of shares of
               Company stock issuable thereunder to 2,183,000 shares, amending the exercise price to $0.15 per share and making certain other modifications thereto;

                    (e) an Assignment, as Collateral Agent thereunder, in the
               form of Exhibit 6 attached hereto of all its rights in and under the Security Agreement to Company's designee together with Forms
               UCC-3s assigning its rights as Collateral Agent under existing filed Forms UCC-1 to such designee;

                    (f) an Assignment, in the form of Exhibit 7 attached hereto, of the Guaranty by Grantors in favor of Smithfield to the
               assignees of the 2008 Note; and

                    (g) a General Release, exclusive of the Series A Warrant, as amended by the Warrant Amendment in the form of Exhibit 2(b).

          B)   The Company shall take or cause the following actions to be taken:

               (i)  Delivery, by wire transfer to Smithfield, as agent for all
                    Holders, the sum of $3,000,000.

               (ii) Execute and deliver:

                    (a) the Warrant Amendment to Smithfield; and

                    (b) a General Release in the form of Exhibit 2(c) in favor of Other Holders and in the form of Exhibit 2(d) in favor of
               Smithfield.

     3.   HOLDERS REPRESENT AND WARRANT. Holders each represent and warrant to the Company and its designees, severally and not jointly, as of the date hereof and as of the Closing Date (as defined below) as follows:

                    (a) all documents delivered by such Holder under Section 2A hereof are complete and accurate originals thereof and have not been modified or amended in any manner; and

                    (b) such Holder is duly organized and validly existing, owns the Existing Notes and Warrants listed next to its name on
               Schedule A free and clear of all liens and encumbrances and has the absolute right and authority to execute and deliver the documents being delivered by it hereunder pursuant to Section
               2.A. above. All corporate, governmental and other approvals necessary for the execution and delivery thereof have been obtained by such Holder and are in full force and effect and unmodified.

     4.   COMPANY REPRESENTS AND WARRANTS. The Company represents and warrants to the Holders, as of the date hereof and as of the Closing Date, that

                    (a) the Company is duly organized and qualified to do
               business in the State of Delaware and has the absolute right and authority to execute all documents being delivered by it
               hereunder pursuant to Section 2B above. All corporate,
               governmental and other approvals necessary for the execution and delivery thereof and payment of funds hereunder have been
               obtained and are in full force and unmodified;

                    (b) Since December 31, 2008, the Company has filed all
               reports, schedules, forms, statements and other documents
               required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934 (the "1934
               Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder
               applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the
               SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments); and

                    (c) There is no material non-public information of or
               concerning the Company that has not been disclosed to the
               Holders.

     5.   CLOSING. The Closing hereunder shall take place on January 19, 2010
          (the "Closing Date") through an escrow with Lichter Gliedman
          Offenkrantz PC, acting Company counsel and as escrow agent therefor.

     6.   NOTICES.

                    (a) Any notice, demand, consent, election, offer, approval, request or other communication (collectively, a "notice")
               required or permitted under this Agreement must be in writing and either delivered personally or sent by nationally recognized overnight courier or by facsimile transmission, provided that the sender of such transmission can produce evidence of electronic confirmation that such notice was received by the party to whom it was transmitted. A notice delivered personally will be deemed given only when receipt is acknowledged in writing by the person to whom it is delivered. A notice that is given by facsimile transmission shall be deemed given only when the sender receives electronic confirmation such notice was received to by the party to whom it was transmitted.

                    (b) Notices shall be addressed as follows:

               If to Holders              At the address set forth on Schedule A

               If to Company:             c/o Lichter Gliedman Offenkrantz PC
                                          551 Fifth Avenue - 24th Fl.
                                          New York, NY  10176
                                          Attention:  Kenneth Gliedman, Esq.
                                          Facsimile:  212-658-9424

                    (c) Any party may designate, by notice to all of the others, substitute addresses or addressees for notices; and, thereafter, notices are to be directed to those substitute addresses or addressees. Notice by an attorney for any party shall constitute valid notice hereunder.

     7.   MISCELLANEOUS.

          7.1  COMPLETE AGREEMENT. This Agreement constitutes the complete and exclusive statement of the agreement among the parties with respect to the subject matter thereof. It supersedes all prior written and oral statements, including any prior representation, statement, condition or warranty and may not be changes orally but only in writing executed by the parties hereto.

          7.2  APPLICABLE LAW. All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the laws of the State of New York.

          7.3  ARTICLE AND SECTION TITLES. The headings herein are inserted as a matter of convenience only and do not define, limit or describe the scope of this Agreement or the intent of the provisions hereof.

          7.4  BINDING PROVISIONS. This Agreement is binding upon, and inures to the benefit of, the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and permitted assigns.

          7.5  EXCLUSIVE JURISDICTION AND VENUE; JURY TRIAL WAIVER. Any suit involving any dispute or matter arising under this Agreement may only be brought in the United States District Court for the
               Southern District of New York or any New York State Court located in New York County having jurisdiction over the subject matter of the dispute or matter. All parties hereby consent to the exercise of personal jurisdiction by any such court with respect to any such proceeding. The parties hereby waive any right they may have to a trial by jury in any action or proceeding arising under this
               Agreement.

          7.6  TERMS. Common nouns and pronouns shall be deemed to refer to the masculine, feminine, neuter, singular and plural, as the identity of the Person may in the context require.

          7.7  SEPARABILITY OF PROVISIONS. Each provision of this Agreement shall be considered separable; and if, for any reason, any provision or provisions herein are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this
               Agreement which are valid.

          7.8  COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which, when taken together, constitute one and the same document. The signature of any party, whether original, facsimile or via email, to any counterpart shall be deemed a signature to, and may be appended to, any other
               counterpart.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                     NKSURE TECHNOLOGIES, INC., A DELAWARE
                                     CORPORATION

                                     By: /s/ Gadi Peleg
                                     ------------------
                                     Gadi Peleg
                                     Chairman of the Board

                                     HOLDERS:

                                     SMITHFIELD FIDUCIARY LLC
                                     By: Highbridge Capital Management, LLC, its
                                     Trading Manager

                                     By:/s/ Mark J. Vanacore
                                     -----------------------
                                     Mark J. Vanacore

                                     IRREVOCABLE TRUST OF JAMES E. LINEBERGER
                                     U/A DATED DECEMBER 17, 1998

                                     By:/s/ James Lineberger
                                     -----------------------
                                     Trustee

                                     ROCKMORE INVESTMENT MASTER FUND LTD

                                     By:/s/ Michael Clateman
                                     -----------------------
                                     Michael Clateman

                                     IROQUOIS MASTER FUND, LTD

                                     By: /s/ Richard Abbe
                                     --------------------
                                     Richard K. Abbe, Authorized Signatory

                                     PORTSIDE GROWTH AND OPPORTUNITY FUND

                                     By: /s/ Owen Littman
                                     --------------------
                                     Owen Littman
                                     Authorized Signatory

                                   SCHEDULE A
                               SECURITIES SCHEDULE

         (1)                         (2)                       (3)                (4)                 (5)                (6)                (7)                 (8)
---------------------- -------------------------------- ------------------ ------------------- ------------------ ------------------ ------------------- ------------------
                                                            AGGREGATE          AGGREGATE
                                                        PRINCIPAL AMOUNT    PRINCIPAL AMOUNT                       NUMBER OF SERIES                        ALLOCATION OF
                                                         OF AMENDED AND            OF           NUMBER OF SERIES     B-1 WARRANT       NUMBER OF SERIES     $3,000,000
INVESTOR                 ADDRESS AND FACSIMILE NUMBER     RESTATED NOTES        NEW NOTES       A WARRANT SHARES        SHARES        B-2 WARRANT SHARES   PURCHASE PRICE
---------------------  -------------------------------- ------------------ ------------------- ------------------ ------------------ ------------------- ------------------
Smithfield Fiduciary   c/o Highbridge Capital                $4,700,000         $3,000,000           3,570,337          7,833,333          5,000,000          $2,601,035
LLC                    Management, LLC
                       9 West 57th Street, 27th Fl.
                       New York, NY 10019
                       Attn:  Eric Colandrea
                       Fax: 212-751-0755
                       Tel: 212-287-4720
                       Residence:  Cayman Islands
---------------------  -------------------------------- ------------------ ------------------- ------------------ ------------------ ------------------- ------------------
The Irrevocable        c/o Lineberger & Co., LLC             $  300,000                  0                   0            500,000                  0         $   101,339
Trust of James E.      1120 Boston Post Rd.
Lineberger u/a         Darien, CT  06820
12/17/98               Attn:  Jamie Lineberger
                       Fax: 203-655-7397
                       Tel: 203-655-7578
---------------------  -------------------------------- ------------------ ------------------- ------------------ ------------------ ------------------- ------------------
Rockmore Investment    c/o Rockmore Capital, LLC,            $  178,655                  0                   0            395,958                  0         $    60,349
Master Fund Ltd.       East 58th Street, 28th Fl.
                       New York, NY  10155
---------------------  -------------------------------- ------------------ ------------------- ------------------ ------------------ ------------------- ------------------
Iroquois Master Fund   Iroquois Master Fund, Ltd.            $  250,000                  0                   0            416,667                  0         $    84,449
Ltd.                   641 Lexington Ave., 26th Fl.
                       New York, NY 10022
                       Attn:  Joshua Silverman
                       Fax: 646-274-1728
                       Tel: 212-974-3070
---------------------  -------------------------------- ------------------ ------------------- ------------------ ------------------ ------------------- ------------------
Portside Growth and    c/o Ramius LLC                        $  452,425                  0                   0            854,042                  0         $   152,828
Opportunity Fund       599 Lexington Ave., 20th Fl.
                       New York, NY  10022
                       Attn: Jeff Smith
                       Fax: 212-201-4802
                       Tel: 212-845-7955
                       Residence: Cayman Islands
---------------------- -------------------------------- ------------------ ------------------- ------------------ ------------------ ------------------- ------------------
TOTALS                                                       $5,881,080         $3,000,000                                                                    $3,000,000
---------------------- -------------------------------- ------------------ ------------------- ------------------ ------------------ ------------------- ------------------

                                   SCHEDULE B

                            WIRE TRANSFER INSTRUCTION

              SMITHFIELD FIDUCIARY LLC- WIRE TRANSFER INSTRUCTIONS

Citibank
ABA#021000089
A/c: Bear Stearns Securities Group
A/c # 09253186
FBO: Smithfield Fiduciary LLC
A/c # 102-25642

                                                                       EXHIBIT 1

                             TERMINATION OF WARRANT

     The undersigned holder of a Series B-1 and B-2 Warrants to purchase
7,833,333 and 5,000,000 shares of Common Stock of Inksure Technologies, Inc.
hereby terminates the Warrants effective immediately, not having exercised any rights thereunder.

Dated: January 14, 2010                     Smithfield Fiduciary LLC
                                            By: Highbridge Capital Management, LLC,
                                            Its Trading Manager

                                            By:/s/ Mark J. Vanacore
                                            -----------------------
                                            Mark J. Vanacore

                                       10

                                    EXHIBIT 1

                             TERMINATION OF WARRANT

     The undersigned holder of a Series B-1 Warrant to purchase 500,000 shares of Common Stock of Inksure Technologies, Inc. hereby terminates the Warrant effective immediately, not having exercised any rights thereunder.

Dated: 1/19/10                           Irrevocable Trust of James E. Lineberger
                                         U/A dated December 17, 1998

                                         By:/s/ James Lineberger
                                         -----------------------
                                         Trustee

                                       11

                                    EXHIBIT 1

                             TERMINATION OF WARRANT

     The undersigned holder of a Series B-1 Warrant to purchase 395,958 shares of Common Stock of Inksure Technologies, Inc. hereby terminates the Warrant effective immediately, not having exercised any rights thereunder.

Dated: January 13, 2010                  Rockmore Investment Master Fund Ltd.

                                         By:/s/ Michael Clateman
                                         -----------------------
                                         Michael Clateman

                                       12

                                    EXHIBIT 1

                             TERMINATION OF WARRANT

     The undersigned holder of a Series B-1 Warrant to purchase 416,667 shares of Common Stock of Inksure Technologies, Inc. hereby terminates the Warrant effective immediately, not having exercised any rights thereunder.

Dated: 1/14/10
                                         /s/ Richard Abbe
                                         ----------------
                                         Richard K. Abbe, Authorized Signatory
                                         Iroquois Master Fund, Ltd.

                                       13

                                    EXHIBIT 1

                             TERMINATION OF WARRANT

     The undersigned holder of a Series B-1 Warrant to purchase 854,042 shares of Common Stock of Inksure Technologies, Inc. hereby terminates the Warrant effective immediately, not having exercised any rights thereunder.

Dated: January 13, 2010                  PORTSIDE GROWTH AND OPPORTUNITY FUND

                                         /s/ Owen Littman
                                         ----------------
                                         Owen Littman
                                         Authorized Signatory

                                       14

                                  EXHIBIT 2(A)

                                 GENERAL RELEASE

     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN,

KNOW THAT   IRREVOCABLE TRUST OF JAMES E. LINEBERGER U/A DATED DECEMBER 17, 1998

                                                                    as RELEASOR,

in consideration of the sum of ONE HUNDRED-ONE THOUSAND THREE HUNDRED
THIRTY-NINE and No/100 ($101,339.00) Dollars,

received from Inksure Technologies, Inc.,

                                                                    as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges the RELEASEES and RELEASEES' respective current and former general partners, limited partners, shareholders, directors, officers, employees, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity
(collectively "Claims") which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE relating to any promissory notes, warrants or options issued by the Releasee and any documents or instruments executed and/or delivered by Releasee and/or its subsidiaries in connection therewith.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

     IN WITNESS WHEREOF, THE RELEASOR HAS CAUSED THIS RELEASE TO BE EXECUTED BY
ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED ON
1/19/10________.

     IN PRESENCE OF:             IRREVOCABLE  TRUST OF JAMES E.  LINEBERGER  U/A
                                 DATED DECEMBER 17, 1998

                                 By:/s/ James Lineberger
                                 -----------------------
                                 Trustee

                                       15

                                  EXHIBIT 2(A)

                                 GENERAL RELEASE

     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN,

KNOW THAT   ROCKMORE INVESTMENT MASTER FUND LTD.

                                                                    as RELEASOR,

in consideration of the sum of SIXTY THOUSAND THREE HUNDRED AND FORTY-NINE and
No/100 ($60,349.00) Dollars,

received from Inksure Technologies, Inc.,

                                                                    as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges the RELEASEES and RELEASEES' respective current and former general partners, limited partners, shareholders, directors, officers, employees, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity
(collectively "Claims") which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE relating to any promissory notes, warrants or options issued by the Releasee and any documents or instruments executed and/or delivered by Releasee and/or its subsidiaries in connection therewith.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

     IN WITNESS WHEREOF, THE RELEASOR HAS CAUSED THIS RELEASE TO BE EXECUTED BY
ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED ON
1/19/10________.

     IN PRESENCE OF:                       ROCKMORE INVESTMENT MASTER FUND LTD.

                                           By:/s/ Michael Clateman
                                           -----------------------
                                           Michael Clateman

                                       16

                                  EXHIBIT 2(A)

                                 GENERAL RELEASE

     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN,

KNOW THAT   IROQUOIS MASTER FUND, LTD.

                                                                    as RELEASOR,

in consideration of the sum of EIGHTY FOUR THOUSAND FOUR HUNDRED FORTY NINE and
No/100 ($84,449.00) Dollars,

received from Inksure Technologies, Inc.,

                                                                    as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges the RELEASEES and RELEASEES' respective current and former general partners, limited partners, shareholders, directors, officers, employees, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity
(collectively "Claims") which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE relating to any promissory notes, warrants or options issued by the Releasee and any documents or instruments executed and/or delivered by Releasee and/or its subsidiaries in connection therewith.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

     IN WITNESS WHEREOF, THE RELEASOR HAS CAUSED THIS RELEASE TO BE EXECUTED BY
ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED ON
1/19/10________.

     IN PRESENCE OF:

                                         By: /s/ Richard Abbe
                                         --------------------
                                         Richard K. Abbe, Authorized Signatory

                                       17

                                  EXHIBIT 2(A)

                                 GENERAL RELEASE

     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN,

KNOW THAT   PORTSIDE GROWTH AND OPPORTUNITY FUND

                                                                    as RELEASOR,

in consideration of the sum of ONE HUNDRED FIFTY-TWO THOUSAND EIGHT HUNDRED
TWENTY-EIGHT and No/100 ($152,828.00) Dollars,

received from Inksure Technologies, Inc.,

                                                                    as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges the RELEASEES and RELEASEES' respective current and former general partners, limited partners, shareholders, directors, officers, employees, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity
(collectively "Claims") which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE relating to any promissory notes, warrants or options issued by the Releasee and any documents or instruments executed and/or delivered by Releasee and/or its subsidiaries in connection therewith.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

     IN WITNESS WHEREOF, THE RELEASOR HAS CAUSED THIS RELEASE TO BE EXECUTED BY
ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED ON
JANUARY 13, 2010.

     IN PRESENCE OF:                     PORTSIDE GROWTH AND OPPORTUNITY FUND

                                         By: /s/ Owen Littman
                                         --------------------
                                         Owen Littman
                                         Authorized Signatory

                                       18

                                  EXHIBIT 2(B)

                                 GENERAL RELEASE

     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN,

KNOW THAT   Smithfield Fiduciary LLC

                                                                    as RELEASOR,

in consideration of the sum of Two Million Six Hundred One Thousand Thirty-Five
Dollars and No/100 ($2,601,035.00) Dollars,

received from Inksure Technologies, Inc.,

                                                                    as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges the RELEASEES and RELEASEES' respective current and former general partners, limited partners, shareholders, directors, officers, employees, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity
(collectively "Claims") which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE relating to any promissory notes, warrants or options issued by the Releasee and any documents or instruments executed and/or delivered by Releasee and/or its subsidiaries in connection therewith, except for any liabilities or obligations under the certain Series A Warrant dated April 8, 2008, as amended by First Amendment dated of even date herewith.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

     IN WITNESS WHEREOF, THE RELEASOR HAS CAUSED THIS RELEASE TO BE EXECUTED BY
ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED ON
JANUARY 19, 2010____.

     IN PRESENCE OF:                     SMITHFIELD FIDUCIARY LLC
                                         BY: HIGHBRIDGE CAPITAL MANAGEMENT, LLC,
                                         ITS TRADING MANAGER

                                         By: /s/ Mark J. Vanacore
                                         ------------------------
                                         Mark J. Vanacore

                                       19

                                  EXHIBIT 2(C)

                                 GENERAL RELEASE

     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN,

KNOW THAT   INKSURE TECHNOLOGIES, INC.,

                                                                    as RELEASOR,

in consideration of the sum of TEN                 and No/100 ($ 10.00) Dollars,

received from the PORTSIDE GROWTH AND OPPORTUNITY FUND

                                                                    as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges the RELEASEES and RELEASEES' respective current and former general partners, limited partners, shareholders, directors, officers, employees, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity
(collectively "Claims") which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE relating to any promissory notes, warrants or options issued by the Releasor to Releasee and any documents or instruments executed and/or delivered by Releasor and/or its subsidiaries in connection therewith.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

     IN WITNESS WHEREOF, THE RELEASOR HAS CAUSED THIS RELEASE TO BE EXECUTED BY
ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED ON
1/19/10___________.

     IN PRESENCE OF:                     INKSURE TECHNOLOGIES, INC.

                                         By:/s/ Gadi Peleg
                                         -----------------
                                         Gadi Peleg
                                         Chairman of the Board

                                       20

                                  EXHIBIT 2(C)

                                 GENERAL RELEASE

     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN,

KNOW THAT   INKSURE TECHNOLOGIES, INC.,

                                                                    as RELEASOR,

in consideration of the sum of TEN                 and No/100 ($ 10.00) Dollars,

received from the IROQUOIS MASTER FUND, LTD.

                                                                    as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges the RELEASEES and RELEASEES' respective current and former general partners, limited partners, shareholders, directors, officers, employees, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity
(collectively "Claims") which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE relating to any promissory notes, warrants or options issued by the Releasor to Releasee and any documents or instruments executed and/or delivered by Releasor and/or its subsidiaries in connection therewith.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

     IN WITNESS WHEREOF, THE RELEASOR HAS CAUSED THIS RELEASE TO BE EXECUTED BY
ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED ON
1/19/10___________.

     IN PRESENCE OF:                     INKSURE TECHNOLOGIES, INC.

                                         By: /s/ Gadi Peleg
                                         ------------------
                                         Gadi Peleg
                                         Chairman of the Board

                                       21

                                  EXHIBIT 2(C)

                                 GENERAL RELEASE

     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN,

KNOW THAT   INKSURE TECHNOLOGIES, INC.,

                                                                    as RELEASOR,

in consideration of the sum of TEN                 and No/100 ($ 10.00) Dollars,

received from the IRREVOCABLE TRUST OF JAMES E. LINEBERGER U/A DATED
DECEMBER 17, 1998

                                                                    as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges the RELEASEES and RELEASEES' respective current and former general partners, limited partners, shareholders, directors, officers, employees, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity
(collectively "Claims") which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE relating to any promissory notes, warrants or options issued by the Releasor to Releasee and any documents or instruments executed and/or delivered by Releasor and/or its subsidiaries in connection therewith.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

     IN WITNESS WHEREOF, THE RELEASOR HAS CAUSED THIS RELEASE TO BE EXECUTED BY
ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED ON
1/19/10___________.

     IN PRESENCE OF:                     INKSURE TECHNOLOGIES, INC.

                                         By: /s/ Gadi Peleg
                                         ------------------
                                         Gadi Peleg
                                         Chairman of the Board

                                       22

                                  EXHIBIT 2(C)

                                 GENERAL RELEASE

            TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN,

KNOW THAT   INKSURE TECHNOLOGIES, INC.,

                                                                    as RELEASOR,

in consideration of the sum of TEN                 and No/100 ($ 10.00) Dollars,

received from the ROCKMORE INVESTMENT MASTER FUND LTD.

                                                                    as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges the RELEASEES and RELEASEES' respective current and former general partners, limited partners, shareholders, directors, officers, employees, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity
(collectively "Claims") which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE relating to any promissory notes, warrants or options issued by the Releasor to Releasee and any documents or instruments executed and/or delivered by Releasor and/or its subsidiaries in connection therewith.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

     IN WITNESS WHEREOF, THE RELEASOR HAS CAUSED THIS RELEASE TO BE EXECUTED BY
ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED ON
1/19/10___________.

     IN PRESENCE OF:                     INKSURE TECHNOLOGIES, INC.

                                         By: /s/ Gadi Peleg
                                         ------------------
                                         Gadi Peleg
                                         Chairman of the Board

                                       23

                                  EXHIBIT 2(D)

                                 GENERAL RELEASE

     TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN,

KNOW THAT   INKSURE TECHNOLOGIES, INC.,

                                                                    as RELEASOR,

in consideration of the sum of  TEN                 and No/100 ($10.00) Dollars,

received from  SMITHFIELD FIDUCIARY LLC

                                                                    as RELEASEE,

receipt whereof is hereby acknowledged, releases and discharges the RELEASEES and RELEASEES' respective current and former general partners, limited partners, shareholders, directors, officers, employees, successors and assigns from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity
(collectively "Claims") which against the RELEASEE, the RELEASOR, RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this RELEASE relating to any promissory notes, warrants or options issued by the Releasor to Releasee and any documents or instruments executed and/or delivered by Releasor and/or its subsidiaries in connection therewith, except for any liabilities or obligations under the certain Series A Warrant dated April 8, 2008, as amended by First
Amendment dated of even date herewith.

The words "RELEASOR" and "RELEASEE" include all releasors and all releasees under this RELEASE.

This RELEASE may not be changed orally.

     IN WITNESS WHEREOF, THE RELEASOR HAS CAUSED THIS RELEASE TO BE EXECUTED BY
ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED ON
1/19/10____________.

     IN PRESENCE OF:                     INKSURE TECHNOLOGIES, INC.

                                         By: /s/ Gadi Peleg
                                         ------------------
                                         Gadi Peleg
                                         Chairman of the Board

                                       24

                                    EXHIBIT 3

     The undersigned, hereby terminates all its rights under that certain guarantee dated April 8, 2008 by Inksure, Inc., Inksure RF, Inc. and 1st
Operating, Inc. in favor of the undersigned and certain other parties.

Dated: 1/19/10                     IRREVOCABLE TRUST OF JAMES E. LINEBERGER U/A
                                   DATED DECEMBER 17, 1998

                                   By:/s/ James Lineberger
                                   -----------------------
                                   Trustee

                                       25

                                    EXHIBIT 3

     The undersigned, hereby terminates all its rights under that certain guarantee dated April 8, 2008 by Inksure, Inc., Inksure RF, Inc. and 1st
Operating, Inc. in favor of the undersigned and certain other parties.

Dated: 1/19/10                           ROCKMORE INVESTMENT MASTER FUND LTD.

                                         By: /s/ Michael Clateman
                                         ------------------------
                                         Michael Clateman
                                         Managing Director

                                       26

                                    EXHIBIT 3

     The undersigned, hereby terminates all its rights under that certain guarantee dated April 8, 2008 by Inksure, Inc., Inksure RF, Inc. and 1st
Operating, Inc. in favor of the undersigned and certain other parties.

Dated: 1/14/10                           /s/ Richard Abbe
                                         ----------------
                                         Richard K. Abbe, Authorized Signatory
                                         Iroquois Master Fund Ltd.

                                       27

                                    EXHIBIT 3

     The undersigned, hereby terminates all its rights under that certain guarantee dated April 8, 2008 by Inksure, Inc., Inksure RF, Inc. and 1st
Operating, Inc. in favor of the undersigned and certain other parties.

Dated: January 13, 2010                  PORTSIDE GROWTH AND OPPORTUNITY FUND

                                         /s/ Owen Littman
                                         ----------------
                                         Owen Littman
                                         Authorized Signatory

                                       28

                                    EXHIBIT 4

                  ASSIGNMENT OF SENIOR SECURED CONVERTIBLE NOTE

     For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, Smithfield Fiduciary LLC, hereby assigns to the parties listed on Exhibit A annexed hereto all its rights, title and interest in and to that certain Senior Secured Convertible Note attached hereto in the principal amount of $3,000,000 issued by Inksure Technologies, Inc., in favor of the undersigned, the full principal amount of which remains outstanding and unpaid.

Dated: January 12, 2010              SMITHFIELD FIDUCIARY LLC
                                     By: Highbridge Capital Management, LLC, its
                                     Trading Manager

                                     By:/s/ Mark J. Vanacore
                                     -----------------------
                                     Mark J. Vanacore

                                       29

                                    EXHIBIT A
                                       TO
                     ASSIGNMENT OF $3,000,000 SENIOR SECURED
                                   CONVERTIBLE
                                       BY
                            SMITHFIELD FINANCIAL LLC

------------------------------------------------------- ------------------------
                     ASSIGNEE                                    AMOUNT
------------------------------------------------------- ------------------------

Inksure Technologies, Inc.                                       $1,000,000.00

Sinfo Holding BVI                                                   500,000.00

Peleg Investment Management LLC                                     500,000.00

Pierre L. Schoenheimer                                              500,000.00

Yaron Meerfeld                                                      175,000.00

T&M Trusteeship and Management Services                             200,000.00

Yusuf Taragano                                                      100,000.00

Leonard Lichter                                                      25,000.00
------------------------------------------------------- ------------------------
                      TOTAL                                      $3,000,000.00
------------------------------------------------------- ------------------------

                                       30

                                    EXHIBIT 5

                       FIRST AMENDMENT TO SERIES A WARRANT

     FIRST AMENDMENT dated JANUARY 19, 2010__ to Series A Warrant ("Series A
Warrant") dated April 8, 2008 issued by Inksure Technologies, Inc. ("Issuer") to
Smithfield Fiduciary LLC ("Holder") for 3,570,337 shares of Common Stock of
Issuer.

     FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Issuer and Holder agree to modify the Series A Warrant as follows:

     1.   The number of shares of Common Stock as to which the Series A Warrant is exercisable is hereby reduced from 3,570,337 to 2,183,000 shares.

     2.   The Exercise Price, as defined in Section 1(b) of the Series A Warrant is hereby decreased from $0.60 to $0.15, subject to adjustment for events occurring hereinafter as provided in the Series A Warrant.

     3.   Section 2(a) of the Series A Warrant is hereby amended by inserting after the words "equal to" the word "83(1/3)% of".

     4.   Section 4 is deleted in its entirety.

     5.   Except as expressly modified hereby, the Series A Warrant remains in full force and effect and unmodified.

                                    INKSURE TECHNOLOGIES, INC.

                                    By:/s/ Gadi Peleg
                                    -----------------
                                    Gadi Peleg
                                    Chairman of the Board

                                    SMITHFIELD FIDUCIARY LLC
                                    By: Highbridge Capital Management, LLC, its
                                    Trading Manager

                                    By:/s/ Mark J. Vanacore
                                    -----------------------
                                    Mark J. Vanacore

                                       31

                                    EXHIBIT 6

                        ASSIGNMENT OF SECURITY AGREEMENT

     The undersigned, being the Collateral Agent under that certain Security
Agreement among Inksure Technologies, Inc., Inksure RF Inc., Inksure, Inc. and
1st Operating, Inc., as grantors, and the undersigned as Collateral Agent to the secured parties thereunder hereto hereby assigns to Lichter Gliedman Offenkrantz
PC, as Collateral Agent, all its rights, title and interest thereunder

Dated: January 12, 2010             SMITHFIELD FIDUCIARY LLC
                                    By: Highbridge Capital Management, LLC, its
                                    Trading Manager

                                    By:/s/ Mark J. Vanacore
                                    -----------------------
                                    Mark J. Vanacore

                                       32

                                    EXHIBIT 7

     The undersigned, Smithfield Fiduciary LLC, hereby assigns to the parties listed on Exhibit A annexed hereto all its rights, title and interest under that certain guarantee dated April 8, 2008 by Inksure, Inc., Inksure RF, Inc. and 1st
Operating, Inc. in favor of the undersigned and certain other parties.

Dated: January 19, 2010             SMITHFIELD FIDUCIARY LLC
                                    By: Highbridge Capital Management, LLC, its
                                    Trading Manager

                                    By:/s/ Mark J. Vanacore
                                    -----------------------
                                    Mark J. Vanacore

                                       33

                                    EXHIBIT A
                                       TO
                     ASSIGNMENT OF $3,000,000 SENIOR SECURED
                                   CONVERTIBLE
                                       BY
                            SMITHFIELD FINANCIAL LLC

------------------------------------------------------- ------------------------
                     ASSIGNEE                                    AMOUNT
------------------------------------------------------- ------------------------
Inksure Technologies, Inc.                                       $1,000,000.00

Sinfo Holding BVI                                                   500,000.00

Peleg Investment Management LLC                                     500,000.00

Pierre L. Schoenheimer                                              500,000.00

Yaron Meerfeld                                                      175,000.00

T&M Trusteeship and Management Services                             200,000.00

Yusuf Taragano                                                      100,000.00

Leonard Lichter                                                      25,000.00
------------------------------------------------------- ------------------------
                      TOTAL                                      $3,000,000.00
------------------------------------------------------- ------------------------

                                       34